                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 31, 1994


                            Merrill Lynch & Co., Inc.

            (Exact name of Registrant as specified in its charter)

   Delaware                       1-7182                        13-2740599
(State or other                (Commission                   (I.R.S. Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)


     World Financial Center, North Tower, New York, New York   10281-1220
        (Address of principal executive offices)       (Zip Code)



      Registrant's telephone number, including area code: (212) 449-1000



        (Former name or former address, if changed since last report.)

Item 5.   Other Events
- -------   -------------

     Exhibits are filed herewith in connection with the Registration Statements on Form S-3 (File Nos. 33-49947 and 33-52647) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML & Co. and Chemical Bank (successor by merger to Manufacturers Hanover Trust Company) (the "Indenture"). ML & Co. will issue $25,000,000 aggregate principal amount of the Company's AMEX Oil Index Stock Market Annual Reset Term Notes due December 29, 2000 under the Indenture. The exhibits consist of the form of Notes and an opinion of counsel relating thereto.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
- -------   ------------------------------------------------------------------


                                   EXHIBITS

          (4)        Instruments defining the rights of
                     security holders, including indentures.

                        Form of Merrill Lynch & Co., Inc.'s AMEX Oil
                        Index Stock Market Annual Reset Term Notes due December 29, 2000.

          (5) & (23) Opinion re: legality; consent of
                     counsel.

                        Opinion of Brown & Wood relating to the AMEX Oil Index Stock Market Annual Reset Term Notes due December 29, 2000 (the "Notes") (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Notes).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        MERRILL LYNCH & CO., INC.
                                      ------------------------------
                                               (Registrant)


                                           /s/ Theresa Lang
                                    By: _________________________
                                               Theresa Lang
                                                Treasurer




Date:  March 31, 1994

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           MERRILL LYNCH & CO., INC.



                         EXHIBITS TO CURRENT REPORT ON
                         FORM 8-K DATED MARCH 31, 1994



                                                   Commission File Number 1-7182

                                 EXHIBIT INDEX



Exhibit No.    Description                                              Page
- -----------    -----------                                              ----

(4) Instruments defining the rights of security holders, including indentures.

                    Form of Merrill Lynch & Co., Inc.'s AMEX Oil
                    Index Stock Market Annual Reset Term Notes due December 29, 2000.

(5) & (23)     Opinion re: legality; consent of counsel.

                    Opinion of Brown & Wood relating to the AMEX Oil Index Stock Market Annual Reset Term Notes due December 29, 2000 (including consent for inclusion of such opinion in this report and in Merrill
                    Lynch & Co., Inc.'s Registration Statement relating to such Notes).

                                                                      EXHIBIT 4

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO MERRILL LYNCH & CO., INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. R-1
CUSIP 590 188 FG8                                                       $DOLLARS


                           MERRILL LYNCH & CO., INC.

          AMEX Oil Index(SM) Stock Market Annual Reset Term/SM/ Notes
                             due December 29, 2000

                               ("SMART Notes/SM/")


     Merrill Lynch & Co., Inc., a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture herein referred to), for value received, hereby promises to pay to CEDE & CO.,
or registered assigns, the principal sum of                     DOLLARS
($            ) (the "Principal Amount") on December 29, 2000 (the "Stated
Maturity"), and to pay interest thereon in accordance with the provisions below from March 31, 1994, or from the most recent date in respect of which interest has been paid or duly provided for, until the principal hereof is paid or duly made available for payment. The Company shall pay interest semiannually on each June 30 of each year ("June Payment Dates") and December 31 of each year and at maturity ("December Payment Dates") commencing June 30, 1994, as described below, to the persons in whose names the Notes are registered on the immediately preceding June 29 or December 30 and at maturity to the person to whom the principal is payable. Notwithstanding the foregoing, if it is known at least three Business Days prior to December 31 that December 31 will not be a
Business Day, the amount payable by the Company with respect to such December Payment Date shall be made on the Business Day immediately preceding such December 31 to the persons in whose names the
- ---------------
/SM/"SMART Notes" and "Stock Market Annual Reset Term" are service mark of
    Merrill Lynch and Co., Inc.

"Oil Index/SM/" is a registered service mark of the American Stock Exchange, Inc.

Notes are registered on the second Business Day immediately preceding such December 31 and the amount so paid shall equal an amount as if interest had accrued through December 31.

     Payment of the Principal Amount and interest with respect to this Note shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     For each full calendar year, the Company shall pay interest in an amount equal to the following for each $1,000 principal amount of Notes:

                     $1,000 X Average Percent Change X 85%

provided, however, that the per annum amount payable as a result of the foregoing on the Notes shall not be less than $20 per $1,000 principal amount of Notes (the "Minimum Annual Payment") on a per annum basis (2% per annum). For each Note, the Company shall pay half of the Minimum Annual Payment for each calendar year on the June Payment Date, and shall pay the balance, if any, of the annual amount payable for such year on the December Payment Date. The amount payable on the June Payment Date in 1994 shall equal $10 per $1,000 principal amount of Notes prorated based on the ratio of the number of days from and including the original issuance date of the Notes to but excluding such June Payment Date, computed on the basis of a year consisting of 360 days of twelve 30-day months, divided by 180. The amount payable, if any, on the December Payment Date in 1994 that is in excess of the Minimum Annual Payment for 1994 for this Note shall be prorated based on the ratio of the number of days from and including the date this Note is issued to but excluding such December Payment Date, computed on the basis of a year consisting of 360 days of twelve 30-day months, divided by 360.

     The "Average Percent Change" applicable to the determination of the amount payable in any calendar year will equal:

                  Ending Average Value - Starting Annual Value
                  --------------------------------------------
                             Starting Annual Value

The "Starting Annual Value" applicable to the determination of the amount payable in a calendar year shall equal the closing value of the AMEX Oil Index on the last AMEX Business Day in the immediately preceding calendar year as determined by State Street Bank and Trust Company, or successor (the "Calculation Agent"); provided, however, the "Starting Annual Value" applicable to the December Payment Date in 1994 shall equal 258.61. The "AMEX Oil Index" shall mean the Oil Index calculated, published and disseminated by the American Stock Exchange, Inc., (the "AMEX"). The "Ending Average Value" applicable to the determination of the amount payable in a calendar year shall equal the arithmetic average (mean) of the

Quarterly Values of the AMEX Oil Index for each calendar quarter during such year as determined by the Calculation Agent; provided, however, the Ending Average Value for 1994 shall equal the arithmetic average (mean) of the Quarterly Values of the AMEX Oil Index for the calendar quarters ending in June, September and December of 1994. The "Quarterly Value" for any of the first three calendar quarters in a calendar year shall be the closing value of the AMEX Oil Index on the last scheduled AMEX Business Day in any such calendar quarter; provided, however, that if a Market Disruption Event has occurred on such last scheduled AMEX Business Day in such calendar quarter, the Quarterly Value for such calendar quarter shall be the closing value of the AMEX Oil Index on the next succeeding scheduled AMEX Business Day regardless of whether a Market Disruption Event occurs on such day. The "Quarterly Value" for the fourth calendar quarter in a calendar year shall be the closing value of the AMEX Oil Index on the seventh scheduled AMEX Business Day preceding the end of such calendar quarter; provided, however, that if a Market Disruption Event has occurred on such seventh scheduled AMEX Business Day, the Quarterly Value for such calendar quarter shall be the closing value of the AMEX Oil Index on the sixth scheduled AMEX Business Day preceding the end of such calendar quarter regardless of whether a Market Disruption Event occurs on such day. The Calculation Agent shall determine scheduled AMEX Business Days.

     Any day on which a Starting Annual Value or a closing value of the AMEX Oil Index for a calendar quarter is required to be calculated is referred to herein as a "Calculation Day". An "AMEX Business Day" is a day on which the American Stock Exchange is open for trading. All determinations made by the Calculation Agent shall be at the sole discretion of the Calculation Agent and, in the absence of manifest error, shall be conclusive for all purposes and binding on the Company and the Holders of the Notes. All percentages resulting from any calculation on the Notes shall be rounded to the nearest one hundred-thousandth of a percentage point, with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% or
(.0987655)), and all dollar amounts used in or resulting from such calculation shall be rounded to the nearest cent (with one-half cent being rounded upwards).

     If at any time the method of calculating the AMEX Oil Index, or the value thereof, is changed in a material respect, or if the AMEX Oil Index is in any other way modified so that such index does not, in the opinion of the Calculation Agent, fairly represent the value of the AMEX Oil Index had such changes or modifications not been made, then, from and after such time, the Calculation Agent shall, at the close of business in New York, New York, on each Calculation Day, make such adjustments as, in the good faith judgment of the Calculation Agent, may be necessary in order to arrive at a calculation of a value of a stock index comparable to the AMEX Oil Index as if such changes or modifications had not been made, and calculate such closing value with reference to the AMEX Oil Index, as adjusted. Accordingly, if the method of calculating the AMEX Oil Index is modified so that the value of such index is a fraction or a multiple of what it would have been if it had not been modified (e.g., due to a split in the Index), then the Calculation Agent shall adjust such index in order to arrive at a value of the AMEX Oil Index as if it had not been modified (e.g., as if such split had not occurred).

     "Market Disruption Event" means either of the following events, as determined by the Calculation Agent:

          (i) the suspension or material limitation (limitations pursuant to New York Stock Exchange Rule 80A (or any applicable rule or regulation enacted or promulgated by the New York Stock Exchange, the American Stock Exchange, or the Securities and Exchange Commission of similar scope as determined by the Calculation Agent) on trading during significant market fluctuations shall be considered "material" for purposes of this definition), in each case, during the last half hour of trading in any of the component stocks, or depository receipts representing such stocks, included in the AMEX Oil Index on any national securities exchange in the United States, or

         (ii) the suspension or material limitation, in each case during the last half hour of trading (whether by reason of movements in price exceeding levels permitted by the relevant exchange or otherwise), in (A) futures contracts related to the AMEX Oil Index which are traded on any exchange or board of trade in the United States (B) option contracts related to the AMEX Oil Index which are traded on the American Stock Exchange.

     For the purposes of this definition, a limitation on the hours in a trading day and/or number of days of trading shall not constitute a Market Disruption Event if it results from an announced change in the regular business hours of the relevant exchange.

     If the AMEX discontinues publication of the AMEX Oil Index and the AMEX or another entity publishes a successor or substitute index that the Calculation Agent determines, in its sole discretion, to be comparable to the AMEX Oil Index (any such index being referred to hereinafter as a "Successor Index"), then, upon the Calculation Agent's notification of such determination to the Trustee and the Company, the Calculation Agent shall substitute the Successor Index as calculated by the AMEX or such other entity for the AMEX Oil Index and calculate the annual amount payable as described above. Upon any selection by the Calculation Agent of a Successor Index, the Company shall cause notice thereof to be given to Holders of the Notes.

     If the AMEX discontinues publication of the AMEX Oil Index and a Successor Index is not selected by the Calculation Agent or is no longer published on any of the Calculation Days, the value to be substituted for the AMEX Oil Index for any such Calculation Day used to calculate the annual amount payable shall be a value computed by the Calculation Agent for each Calculation Day in accordance with the procedures last used to calculate the AMEX Oil Index prior to any such discontinuance. If a Successor Index is selected or the Calculation Agent calculates a value as a substitute for the AMEX Oil Index such Successor Index or value shall be substituted for the AMEX Oil Index for all purposes, including for purposes of determining whether a Market Disruption exists.

     If the AMEX discontinues publication of the AMEX Oil Index prior to the period during which the amount payable with respect to any year is to be determined and the Calculation Agent determines that no Successor Index is available at such time, then on each AMEX Business Day until the earlier to occur of (i) the determination of the amount payable with respect to such year or (ii) a determination by the Calculation Agent that a Successor Index is available, the Calculation Agent shall determine the value that would be used in computing the amount payable with respect to such year as described in the preceding paragraph as if such day were a Calculation Day. The Calculation Agent shall cause notice of each such value to be published not less often than once each month in The Wall Street Journal (or another newspaper of general circulation), and arrange for information with respect to such values to be made available by telephone.

     This Note is one of a duly authorized issue of Securities of the Company, issued and to be issued under an Indenture, dated as of April 1, 1983, as amended and restated (herein called the "Indenture"), between the Company and Chemical Bank (successor by merger to Manufacturers Hanover Trust Company), Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Securities, and the terms upon which the Securities are, and are to be, authenticated and delivered.

     The Notes are not subject to redemption by the Company or at the option of the Holder prior to the Stated Maturity.

     If an Event of Default (as defined in the Indenture) with respect to the Notes shall have occurred and be continuing, the amount payable to the Holder of a Note upon any acceleration permitted by the Notes, shall equal: (i) the principal amount thereof, plus (ii) an additional amount, if any, of interest calculated as though the date of early repayment were a December Payment Date and prorated through such date of early repayment in the same manner as the amount payable on the December Payment Date in 1994 was prorated. If Quarterly Values have been calculated prior to the early redemption date for the calendar year in which such early redemption date occurs, such Quarterly Values shall be averaged with the value of the AMEX Oil Index determined with respect to such date of early redemption. If no Quarterly Values have been calculated prior to the early redemption date for the calendar year in which the early redemption date occurs, the Ending Average Value for such calendar year shall be the value of the AMEX Oil Index determined with respect to such date of early redemption. The Minimum Supplemental Redemption Amount with respect to any such early redemption date shall be an amount equal to the interest which would have accrued on the Notes from and including January 1 in the calendar year in which such early redemption date occurs, or the date of original issuance of the Notes if such early redemption date occurs in 1994, to but excluding the date of early redemption at an annualized rate of 2% calculated on a semiannual bond equivalent basis.

     In case of default in payment at the maturity date of the Notes (whether at their stated maturity or upon acceleration), from and after the maturity date the Notes shall bear interest, payable upon demand of the Holders thereof at the rate of 7% per annum (to the extent that payment of such interest shall be legally enforceable) on the unpaid amount due and payable on such date in accordance with the terms of the Notes to the date payment of such amount has been made or duly provided for.


     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66-2/3% in aggregate principal amount of the Securities at the time Outstanding, as defined in the Indenture, of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of each series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal Amount plus interest with respect to this Note at the times, places, and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations set forth therein and on the first page hereof, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees. The Company hereby covenants to the extent permitted by law, not to claim voluntarily the benefits of any laws concerning usurious rates of interest against a Holder of the Notes.

      The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations set forth therein and on the first page hereof, the Notes are exchangeable for a like aggregate principal amount of Notes in authorized denominations, as requested by the Holder surrendering the same. If (x) DTC is at any time unwilling or unable to continue as Depository and a successor Depository is not appointed by the Company within 60 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form of like tenor and of an equal aggregate principal amount, in denominations of $1,000 and integral multiples thereof. Such definitive Notes shall be registered in such name or names as DTC shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Note which are defined in the Indenture but not in this Note shall have the meanings assigned to them in the Indenture.

     This Note is one of the Series of AMEX Oil Index Stock Market Annual Reset Term Notes due December 29, 2000 (the "Notes").

     Unless the certificate of authentication hereon has been executed by Chemical Bank, the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                    MERRILL LYNCH & CO., INC.


                                    By:___________________________
                                                Treasurer


[SEAL]                              Attest:  ____________________
                                                   Secretary



Dated:  March 31, 1994

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

CHEMICAL BANK, as Trustee


By:________________________
     Authorized Officer

                                                              Exhibit (5) & (23)

                                    March 31, 1994


Merrill Lynch & Co., Inc.
World Financial Center
North Tower
New York, New York 10281-1220

Gentlemen:

     As your counsel, we have examined a copy of the Restated Certificate of Incorporation, as amended, of Merrill Lynch & Co., Inc. (hereinafter called the "Company"), certified by the Secretary of State of the State of Delaware. We are familiar with the corporate proceedings had in connection with the proposed issuance and sale by the Company to the Underwriter named in the Terms Agreement referred to below, pursuant to an Underwriting Agreement dated March 22, 1994 (the "Underwriting Agreement"), among the Company, Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") and the other firms named therein as supplemented by the Terms Agreement dated March 24, 1994 (the "Terms Agreement") between the Company and MLPF&S, of $25,000,000 aggregate principal amount of the Company's AMEX Oil Index Stock Market Annual Reset Term Notes due December 29, 2000 (the "Notes"). We have also examined a copy of the Indenture between the Company and Chemical Bank (successor by merger to Manufacturers Hanover Trust Company), as Trustee, dated as of

April 1, 1983, as amended and restated (the "Indenture"), and the Company's Registration Statements on Form S-3 (File Nos. 33-49947 and 33-52647) relating to the Notes (the "Registration Statements").
     Based upon the foregoing and upon such further investigation as we deemed relevant in the premises, we are of the opinion that:
     1. The Company has been duly incorporated under the laws of the State of Delaware.
     2. The Notes have been duly and validly authorized by the Company and when the Notes have been duly executed and authenticated in accordance with the terms of the Indenture and delivered against payment therefor as set forth in the Underwriting Agreement, as supplemented by the Terms Agreement, the Notes will constitute valid and legally binding obligations of the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting enforcement of creditors' rights or by general equity principles.
     We consent to the filing of this opinion as an exhibit to the Registration Statements and as an exhibit to the Current Report of the Company on Form 8-K dated March 31, 1994.
                                    Very truly yours,

                                    /s/ Brown & Wood

                                       2